UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Explanatory Note

We are filing this current report of Form 8-K (the "Current Report") to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Chatham Court and Reflections , a 494 unit multi-family complex located at 7825 McCallum Boulevard. Dallas, Texas ("Chatham"), for the year ended December 31, 2015 and the unaudited statement of revenues and certain expenses of Chatham for the three months ended March 31, 2016 and (ii) Item 9.01(b), our unaudited pro forma financials statements reflecting the acquisition of Chatham.

Chatham was purchased on May 11, 2016 for $37.0 million, including $27.9 million of mortgage debt obtained in connection with the acquisition. The mortgage bears interest at a rate of 4.01%, matures in 2028, is interest only for the first 24 months and thereafter amortizes over a 30-year period. We contributed $6.8 million to this venture for our 50% interest.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired- Chatham Court and Reflections		Page
	(i) Independent Auditor’s Report		2
	(ii) Statement of Revenues and Certain Expenses for the year ended December 31, 2015		3
	(iii) Statement of Revenues and Certain Expenses for the three months ended March 31, 2016
	(iv) Notes to Statements of Revenues and Certain Expenses		4
(b)	Unaudited Pro Forma Consolidated Financial Statements		5
	(i) Pro Forma Consolidated Balance Sheet at March 31, 2016		6
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2015		7
	For the six months ended March 31, 2016		8
	(iii) Notes to Pro Forma Consolidated Financial Statements		9
(c)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP, dated June 8, 2016

Independent Auditor’s Report

Shareholders and Board of Trustees
BRT Realty Trust
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 7825 McCallum Blvd. Dallas, Texas 75252 ("Chatham Court and Reflections") for the year ended December 31, 2015 .

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Chatham Court and Reflections for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Chatham Court and Reflections' revenues and expenses.

Other Matter

We have reviewed the accompanying statement of revenues and certain expenses of Chatham Court and Reflections’ for the three months ended March 31, 2016. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the statement of revenues and certain expenses. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal controls relevant to the preparation and fair presentation of the statement of revenues and certain expenses.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issues by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the statement of revenues and certain expenses. We believe that the results of our procedures provide a reasonable basis for our report. Based on our review, we are not aware of any material modifications that should be made to the accompanying statement of revenues and certain expenses in order for it to be in conformity with accounting principles generally accepted in the United States of America

/s/ BDO USA, LLP
New York, New York
June 8, 2016

Chatham Court and Reflections
Statements of Revenues and Certain Expenses

	Three Months Ended March 31, 2016 (unaudited)	Year Ended December 31, 2015

Revenues:
Rental income	$1,129,000	$4,241,000
Other income	204,000	773,000
Rental and other income	1,333,000	5,014,000

Certain Expenses:
Real estate taxes	181,000	624,000
Management fees	36,000	133,000
Utilities	143,000	575,000
Payroll	109,000	508,000
Insurance	35,000	136,000
Repairs and maintenance	91,000	437,000
Total certain expenses	595,000	2,413,000

Revenues in excess of certain expenses	$738,000	$2,601,000

See Independent Auditor’s Report and accompanying notes to the Statements of Revenues and Certain Expenses.

Chatham Court and Reflections
Notes to Statements of Revenues and Certain Expenses

1. Organization

Chatham Court and Reflections, located at 7825 McCallum Boulevard, Dallas, TX ("Chatham" or the "Property") is a multi-family complex containing 494 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts. BRT owns, operates and develops multi‑family properties and owns and operates commercial and mixed use real estate assets.
On May 11, 2016, a consolidated joint venture comprised of an indirect wholly-owned subsidiary of the Trust and an unaffiliated joint venture partner acquired the Property for $37 million, including $27.9 million of mortgage debt obtained in connection with the acquisition.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of the Property has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K. Accordingly, the statements of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns Chatham was organized as a limited liability company and is not directly subject to federal or state income taxes.

3. Subsequent Events

Subsequent events were evaluated from December 31, 2015 through June 8, 2016, the date on which the statements of revenues and certain expenses were available to be issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Acquisitions

On May 11, 2016, TRB Chatham LLC, an indirect wholly owned subsidiary of BRT Realty Trust ("BRT" or the “Trust”) and an unaffiliated joint venture partner, acquired a 494 unit multi-family property located at 7825 McCallum Blvd, Dallas, TX (“Chatham” or the "Property") for $37 million, including $27.9 million of mortgage debt obtained in connection with the acquisition.

On May 6, 2016, TRB Shavano LLC, an indirect wholly owned subsidiary of BRT and an unaffiliated joint venture partner, acquired a 288 unit multi-family property located at 17203 North West Military Highway, San Antonio, TX (“Shavano”) for $35.2 million, including $26.4 million of mortgage debt obtained in connection with the acquisition.

On February 29, 2016, TRB Civic Center LLC, an indirect wholly owned subsidiary of BRT and an unaffiliated joint venture partner, acquired a 392 unit multi-family property located at 4740 Highway 51 N, Southhaven, MS (“Civic Center I”) for $35 million, including $28 million of mortgage debt obtained in connection with the acquisition.

On February 1, 2016, TRB River Place LLC, an indirect wholly owned subsidiary of BRT and an unaffiliated joint venture partner, acquired a 240 unit multi-family property located at 4501 Sheraton Drive, Macon, GA (“River Place”) for $14.5 million, including $11.2 million of mortgage debt obtained in connection with the acquisition.

On January 22, 2016, TRB Cinco Ranch LLC, an indirect wholly owned subsidiary of BRT and an unaffiliated joint venture partner, acquired a 268 unit multi-family property located at 3306 S. Fry Road, Katy, TX ("Retreat at Cinco Ranch") for $40.3 million, including $30.8 million of mortgage debt obtained in connection with the acquisition.

The acquisitions of Shavano, Civic Center I, River Place and Retreat at Cinco Ranch are referred to collectively as the "previously reported acquisitions".

Dispositions

On February 23, 2016, TRB Newark Assemblage, LLC and TRB Newark TRS, LLC, wholly owned subsidiaries of the Trust, sold (the "Disposition") their equity interest in the Newark Joint Venture for $16.9 million.

Presentation

The unaudited pro forma consolidated balance sheet is presented as if the Chatham acquisition and the previously reported acquisitions and disposition had been completed on March 31, 2016. The unaudited pro forma consolidated statement of income for the year ended September 30, 2015 is presented as if the Chatham acquisition and the previously reported acquisitions and disposition had been completed on October 1, 2014. The unaudited pro forma consolidated statement of income for the six months ended ended March 31, 2016, is presented as if the acquisitions had been completed on October 1, 2015.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2015.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2014 and October 1, 2015, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At March 31, 2016
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisitions	Purchase of Chatham	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $37,767	$637,244	$35,150	$37,000	$709,394

Real estate loan	19,500	—	—	19,500
Cash and cash equivalents	34,792	(6,303)	(6,283)	22,206
Restricted cash - multi-family	6,988	—	—	6,988
Deferred costs, net	6,040	181	184	6,405
Deposits and escrows	9,840	1,235	3,788	14,863
Other assets	6,352	21	236	6,609
Real estate asset held-for-sale	32,219	—	—	32,219
Total Assets	$752,975	$30,284	$34,925	$818,184

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$495,136	$26,400	$27,938	$549,474
Junior subordinated notes	37,400	—	—	37,400
Accounts payable and accrued liabilities	14,310	333	426	15,069
Mortgage payable held-for-sale	26,400	—	—	26,400
Total Liabilities	573,246	26,733	28,364	628,343

Commitments and contingencies	—	—	—	—

Equity:
BRT Realty Trust shareholders' equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	—	—	—	—
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,306 issued	39,919	—	—	39,919
Additional paid-in capital	161,041	—	—	161,041
Accumulated other comprehensive loss	(72)	—	—	(72)
Accumulated deficit	(56,512)	—	—	(56,512)
Total BRT Realty Trust shareholders' equity	144,376	—	—	144,376
Non-controlling interests	35,353	3,551	6,561	45,465
Total Equity	179,729	3,551	6,561	189,841
Total Liabilities and Equity	$752,975	$30,284	$34,925	$818,184

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions		Previously Reported Disposition	Purchase of Chatham		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$77,023	$13,364		$—	$5,215		$95,602
Other income	72	—		1,702	—		1,774
Total revenues	77,095	13,364		1,702	5,215		97,376
Expenses:
Real estate operating expenses - including $1,233 to related parties	38,609	6,276		—	2,938		47,823
Interest expense	19,297	4,165	(a)	—	1,136	(a)	24,598
Advisor's fees, related party	2,448	—		(296)	—		2,152
Property acquisition costs - including $1,293 to related parties	1,885	—		—	—		1,885
General and administrative-including $171 to related party	6,683	—		—	—		6,683
Depreciation	18,454	3,690	(b)	—	861	(b)	23,005
Total expenses	87,376	14,131		(296)	4,935		106,146
Total revenues less total expenses	(10,281)	(767)		1,998	280		(8,770)
Gain on sale of real estate assets	15,005	—		—	—		15,005
Net income (loss)	4,724	(767)		1,998	280		6,235
Plus: net (income) loss attributable to non-controlling interests	(4,969)	189		—	(140)		(4,920)
Net (loss) income attributable to common shareholders	$(245)	$(578)		$1,998	$140		$1,315

Basic and diluted per share amounts attributable to common shareholders:
Basic and diluted (loss) earnings per share	$(0.02)	$(0.04)		$0.14	$0.01		$0.09

Weighted average number of common shares outstanding:
Basic and diluted	14,133,352	14,133,352		14,133,352	14,133,352		14,133,352

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Six Months Ended March 31, 2016
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions		Previously Reported Disposition	Purchase of Chatham		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$44,229	$5,327		$—	$2,608		$52,164
Other income	2,033	—		52	—		2,085
Total revenues	46,262	5,327		52	2,608		54,249
Expenses:
Real estate operating expenses - including $804 to related parties	21,108	2,629		—	1,469		25,206
Interest expense - including $86 to related party	11,580	1,619	(a)	—	568	(a)	13,767
Advisor's fees, related party	693	—		(85)	—		608
Property acquisition costs - including $439 to related party	1,010	—		—	—		1,010
General and administrative-including $87 to related party	4,029	—		—	—		4,029
Depreciation	10,616	1,425	(b)	—	430	(b)	12,471
Total expenses	49,036	5,673		(85)	2,467		57,091
Total revenues less total expenses	(2,774)	(346)		137	141		(2,842)
Gain on sale of real estate	24,835	—		—	—		24,835
Loss on extinguishment of debt	(2,668)	—		—	—		(2,668)
Net income (loss)	19,393	(346)		137	141		19,325
Plus: net (income) loss attributable to non-controlling interests	(10,828)	104		—	(49)		(10,773)
Net income (loss) attributable to common shareholders	$8,565	$(242)		$137	$92		$8,552

Basic and diluted per share amounts attributable to common shareholders:
Basic and diluted earnings (loss) per share	$0.61	$(0.01)		$0.01	$(0.01)		$0.61

Weighted average number of common shares outstanding:
Basic and diluted	14,101,056	14,101,056		14,101,056	14,101,056		14,101,056

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Trust include the accounts of the Trust and consolidated subsidiaries in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Other Income”. Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.
The historical consolidated statement of income for the year ended September 30, 2015 and the previously reported disposition have been adjusted to reflect the reclassification of amounts from continuing operations to discontinued operations.

3.
Notes to the pro forma unaudited consolidated balance sheet and statements of income for Shavano and other previously reported acquisitions and a previously reported disposition for the year ended September 30, 2015.

a)
To reflect the interest expense resulting from the mortgages securing Chatham, and the previously reported acquisitions (i.e., Shavano, Civic Center I, Cinco Ranch and River Place ) which expense is calculated an interest rate of 4.01%, 3.61%, 4.24%, 4.44% and 4.39%, respectively, and includes amortization of loan related fees.

b)	To reflect depreciation expense on the estimated useful life of the properties of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

By: /s/ George Zweier
George Zweier
June 8, 2016	Vice President and
Great Neck, NY	Chief Financial Officer